UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

IRIDEX CORPORATION
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/IRIX or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by June 10, 2025 at 11:59 P.M., Eastern Time. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the IRIDEX Annual Stockholder Meeting to be Held on June 11, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Stockholders and Proxy Statement, Form 10-K to stockholders and form of proxy are available at: www.envisionreports.com/IRIX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/IRIX.Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 1, 2025. to facilitate timely delivery. 2NOT 0457VE

Stockholder Meeting Notice IRIDEX Corporation’s Annual Meeting of Stockholders will be held on June 11, 2025 at 1212 Terra Bella Avenue, Mountain View, California 94043, at 8:00 a.m., Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3, 4, 5 and 6, 1 Year on Proposal 7 and FOR Proposal 8, if presented: 1.Election of Director Nominees: Nick Chen, Beverly A. Huss, Patrick Mercer, William Moore, and Scott Shuda. 2. To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for fiscal year 2025 ending January 3, 2026. 3. To approve the issuance of the Novel Shares (other than the Novel Shares issuable pursuant to the terms of the Growth Notes) as provided for under Nasdaq Listing Rules 5635(b) and 5635(d) (the “Nasdaq Stockholder Approval Proposal”). 4. To approve an amendment and restatement of our amended and restated certificate of incorporation (the “Charter”) to, among other matters: modernize our Charter, increase the number of authorized shares of our Common Stock from 30,000,000 shares to 100,000,000 shares, and establish the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the preferred stock, including our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) in the form of Appendix A attached to the proxy statement (the “Restated Charter”) (the “Restated Charter Proposal”). 5. To approve an amendment to our 2008 Equity Incentive Plan to, among other things, increase the share reserve and extend the term of the Plan. 6.To conduct an advisory vote to approve the compensation of the Company’s named executive officers. 7.To conduct an advisory non-binding vote on the frequency of future advisory votes to approve the compensation of our named executive officers. 8. To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting. PLEASE NOTE –YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.